                                                                   EXHIBIT 10.40


                         IRREVOCABLE LETTER OF CREDIT
                         ----------------------------

                   IRREVOCABLE LETTER OF CREDIT NO. SB-1326
                   OF SOUTHTRUST BANK, NATIONAL ASSOCIATION


                                August 28, 1997



SouthTrust Bank,
  National Association
       as Trustee under the Indenture
       referenced below
Ft. Lauderdale, Florida

TO WHOM IT MAY CONCERN:

     1. For the account of La-Man Corporation, (the "Issuer"), we hereby authorize you to draw on us at sight, as hereinafter provided, an amount not exceeding $2,570,000 (such amount, as reduced from time to time pursuant to paragraph 6 below and as reinstated from time to time pursuant to paragraphs 10 and 11 below, being herein called the "Credit Amount").

     2. This Letter of Credit is irrevocable and is issued to you, as trustee under the Trust Indenture dated as of August 1, 1997 (the "Indenture"), between you and the Issuer, pursuant to which Indenture $2,500,000 in aggregate principal amount of the Issuer's Variable/Fixed Rate Credit Enhanced Notes (the "Notes") are being issued. This Letter of Credit is issued pursuant to a Credit and Security Agreement dated as of August 1, 1997 (the "Credit Agreement") between the undersigned and the Issuer. Subject to paragraph 20 hereof, capitalized terms used herein without definition shall have the respective meanings assigned to them in the Indenture.

     3. Of the Credit Amount, up to $2,500,000, which is an amount equal to the principal amount of the Notes (the "Principal Portion"), may be drawn with respect to payment of the unpaid principal amount of the Notes (whether due at maturity, or upon acceleration, or optional or mandatory redemption, or otherwise), or payment of the principal portion of the purchase price of Notes tendered (or deemed tendered) to you for purchase in accordance with the optional or mandatory tender provisions of the Indenture ("Tendered Notes"), and up to $70,000, which is an amount equal to interest on the Notes at the rate of 18% per annum for a period of 56 days, computed on the basis of a 360-day year (the "Interest Portion"), may be drawn with respect to payment of accrued but unpaid interest on the Notes, or payment of the interest portion of the purchase price of Tendered Notes. This Letter of Credit does not apply to any interest that may accrue on the Notes after the Notes become due (whether by maturity, redemption, acceleration or otherwise), or to any premium due upon redemption of the Notes, or to the principal of or interest or redemption premium on any Pledged Notes.

     4. Funds under this Letter of Credit are available to you against your sight draft(s), drawn on us, stating on their face: "Drawn under SouthTrust Bank, National Association Irrevocable Letter of Credit No. SB-1326" accompanied by your written certificate signed by your authorized officer, appropriately completed, in the form of Appendix A, B or C hereto, as indicated below. Presentation of such drafts and certificates shall be made at our office located at

               SouthTrust Bank,
                National Association
               SouthTrust Tower
               420 North 20th Street
               Birmingham, Alabama 35203
               Attn:  International Department

or at any other office which may be designated by us by written notice delivered to you (the office address specified above and any other office so designated by us being herein called our "Principal Office") or transmittal by facsimile to 205/254-4240 or such other facsimile number as we shall specify by written notice to you. We hereby agree that each draft drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us with our own funds upon due delivery of the certificates, as specified below, if so presented or so transmitted by facsimile on or before the expiration date hereof.

     5. If a drawing is made by you hereunder at or prior to 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 12:00 p.m. (Ft. Lauderdale, Florida time) on the same Business Day. If a drawing is made by you hereunder after 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Day, and provided that the documents so presented conform to the terms and conditions payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 1:00 p.m. (Ft. Lauderdale, Florida time) on the next succeeding Business Day. Payment under this Letter of Credit may be made by deposit of immediately available funds into a designated account that you maintain with us. As used herein "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the city where our Principal Office is located are authorized or required by law to close or a day on which the payment system of the Federal Reserve is not operational.

     6. Multiple drawings may be made hereunder, provided that drawings honored by us hereunder shall not, in the aggregate, exceed the Credit Amount. The Credit Amount shall be reduced as follows:

          (a) Payment by us of drawings with respect to principal due upon maturity, redemption or acceleration of the Notes shall pro tanto reduce the Principal Portion of the Credit Amount, without reinstatement.

          (b) Payment by us of drawings with respect to interest due on the Notes shall pro tanto reduce the Interest Portion of the Credit Amount, subject to reinstatement as provided in paragraph 10 below.

          (c) Payment by us of drawings with respect to the purchase of Tendered Notes shall pro tanto reduce the Principal Portion of the Credit Amount, to the extent of the principal portion of the purchase price so drawn, and shall pro tanto reduce the interest Portion of the Credit Amount, to the extent of the interest portion of the purchase price so drawn, in each case subject to reinstatement as provided in paragraph 11 below.

          (d) At any time after the principal amount of the Notes outstanding is reduced as a result of payment of the principal of Notes due upon maturity or redemption, the Interest Portion of the Credit Amount shall be reduced to the maximum amount of interest that would be payable on the Notes then outstanding for a period of 56 days at the rate of 18% per annum, computed on the basis of a 360-day year (the "Maximum Interest Coverage"). Each certificate delivered in connection with a drawing to pay principal due upon maturity, redemption, or acceleration of the Notes shall specify the Maximum Interest Coverage which will be in effect upon our payment of the amount so drawn. Upon receipt by us of such notice from you, and our payment of the principal amount so drawn, the Interest Portion of the Credit Amount shall be reduced to the Maximum Interest Coverage so certified by you. The Interest Portion of the Credit Amount shall not thereafter be increased or reinstated to an amount in excess of such Maximum Interest Coverage. If, on the date of such reduction the Interest Portion of the Credit Amount then available for drawing hereunder is less than the Maximum Interest Coverage (as a result of draws against the Interest Portion for which no reinstatement has become effective), the Interest Portion shall not thereafter be increased or reinstated to an amount greater than the Maximum Interest Coverage.

     7. For drawings under the Principal Portion to pay principal of the Notes due upon maturity, redemption or acceleration, your drafts must be accompanied by your written certificate in the form of Appendix A signed by your authorized signatory and appropriately completed (an "A Drawing").

     8. For drawings under the Interest Portion to pay the interest on the Notes, your drafts must be accompanied by your written certificate in the form of Appendix B signed by your authorized signatory and appropriately completed (a "B Drawing").

     9. For drawings under the Principal Portion and (if applicable) the Interest Portion to pay the purchase price of Tendered Notes, your drafts must be accompanied by your written certificate in the form of Appendix C signed by your authorized signatory and appropriately completed (a "C Drawing").

     10. At the close of business on the 10th calendar day following payment by us of any B Drawing hereunder, the Interest Portion of the Credit Amount will be automatically reinstated by the amount of such B Drawing unless prior to the close of business in Ft. Lauderdale, Florida on the 10th calendar day following payment of such B Drawing you shall receive written notice from us that the Interest Portion has not been reinstated or that any other "Event of Default", as defined in the Credit Agreement, has occurred and is continuing; provided, however, that the Interest Portion shall never be reinstated to an amount in excess of the Maximum Interest Coverage, as certified in the most recent notice with respect to Maximum Interest Coverage received by us pursuant to paragraph 6 above.

     11. Upon receipt by us of reimbursement in full of amounts due to us because of a C Drawing with respect to any Tendered Note or Notes, we shall promptly notify you that we have been so reimbursed and that the Credit Amount has been reinstated by the amount of the C Drawing with respect to such Tendered Note or Notes (such notice is herein called a "Reimbursement Notice" and shall be in the form of Appendix D), where upon (i) the Principal Portion shall be reinstated by the amount of the principal portion of the purchase price of such Tendered Note or Notes, which shall be designated in our Reimbursement Notice to you, and (ii) the Interest Portion shall be reinstated by the amount of the interest portion of the purchase price of such Tendered Note or Notes, which shall be designated in our Reimbursement Notice to you; provided, however, that the Interest Portion shall never be reinstated to an amount in excess of the Maximum Interest Coverage, as certified in the most recent notice with respect to Maximum Interest Coverage received by us pursuant to paragraph 6 above. If we receive reimbursement for the purchase price of less than all Notes with respect to which a C Drawing has been made, our Reimbursement Notice shall designate the aggregate principal amount of, and certificate numbers (if applicable), of, Notes with respect to which we have been reimbursed. Notes with respect to which you receive a Reimbursement Notice from us, as provided in this paragraph, shall no longer be considered "Pledged Notes" for purposes of the Indenture and the Credit Agreement.

     12. Reductions of the Credit Amount provided for in paragraph 6 above shall reduce the amounts which you may draw hereunder notwithstanding:

          (a) the fact that such reduction is the result of a payment under this Letter of Credit against presentation of a sight draft or certificate which does not substantially comply with the terms of this Letter of Credit (including without limitation (i) the fact that any draft or certificate presented upon this Letter of Credit (or any endorsement thereon) proves to be forged, fraudulent, invalid, unenforceable or insufficient in any respect or any statement therein is inaccurate in any respect whatever or (ii) the failure of any document to bear referenced, or to bear adequate reference, to this Letter of Credit);

          (b) the use to which this Letter of Credit may be put or any acts or omissions of the Trustee in connection therewith; or

          (c) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, in making payment under this Letter of Credit;

provided that such payment shall not constitute gross negligence or willful misconduct by us. In furtherance and not in limitation of the foregoing, we may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     13. Only you, as Trustee under the Indenture, and your successors as provided in paragraph 15 below, may make a drawing under this Letter of Credit. Upon the payment to your or your account of the amount specified in sight drafts drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such sight drafts and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sights drafts to you or any other person who may have made or makes a demand for payment of principal or interest with respect to any Note.

     14. This Letter of Credit shall be effective immediately and shall automatically terminate upon the earliest of:

          (a) the making by you of the final drawing available to be made hereunder,

          (b) our receipt of a certificate in the form of Appendix E hereto appropriately completely and purportedly signed by your duly authorized signatory,

          (c) fifteen (15) days after receipt by you of written notice from us that an "Event of Default", as defined in the Credit Agreement, has occurred and is continuing, unless on such date an injunction or a restraining order is in effect with respect to this Letter of Credit whereupon this Letter of Credit shall remain in full force and effect until 15 days after the termination of such injunction or restraining order,

          (d) fifteen (15) days after receipt by you of written notice from us that the Interest Portion will not be reinstated pursuant to the provisions hereof,

          (e) the date on which the principal amount of and interest on the Notes shall have been paid in full,

          (f) fifteen (15) days after a Conversion Date (as defined in the Indenture),

          (g) the date this Letter of Credit is surrendered to us for cancellation, or

          (h) our close of business on August 15, 2000, at our counter unless, at our sole option, we deliver to you a written amendment signed by an authorized signer

(specifically referring to "SouthTrust Bank, National Association Irrevocable Letter of Credit No. SB-1326") extending the effectiveness of this Letter of Credit to the date set forth in such amendment, in which case this letter of Credit shall expire on such date unless further extended by further authorized amendment, it being understood that we shall be under no obligation to grant any such extension.

Upon the expiration of this Letter of Credit you shall immediately deliver the same to us for cancellation.

     15. You may transfer your rights in their entirety (but not in part) to any transferee who has succeeded you as trustee under the Indenture, and such transferred rights may be successively transferred. Such transfer shall be effected upon the presentation to us of this Letter of Credit accompanied by a transfer letter in the form attached hereto as Appendix F. Upon presentation of such documents to us, we shall forthwith issue an irrevocable letter of credit to your transferee with provisions consistent with this Letter of Credit.

     16. This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs") except that Article 13(b) and
Article 17 of the Uniform Customs shall not be included in this reference to the Uniform Customs and shall not apply hereto. This Letter of Credit shall be deemed to be a contract made under the laws of the State of Florida and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.

     17. All documents, notices and other communications (hereinafter "documents") provided or permitted by this Letter of Credit to be given or presented to us shall be delivered to us at our Principal Office or shall be sent to us by facsimile transmission to 205/254-4285 or such other facsimile number as we shall specify by written notice to you, followed immediately by original documents to our Principal Office, in each case to the specific attention of the International Department. For purposes of this Letter of Credit, a document shall be "presented" or a "presentation" of a document shall be made in accordance with the terms hereof only when such document or facsimile thereof is actually received by our International Department at our Principal Office.

     18. All documents, notices and other communications provided or permitted by this Letter of Credit to be given or presented to you shall be delivered to you at Corporate Trust Department, 101 N.E. 3rd Avenue, Suite 502 (Suite 100 if mailed), Ft. Lauderdale, Florida 33301 or at any other address which may designated by you by written notice delivered to us, or shall be sent to you by facsimile to 954/760-7937 or such other facsimile number as you shall specify by written notice to us.

     19. Anything herein to the contrary notwithstanding, we shall give you notice within 10 days after any B Drawing hereunder if any Interest Portion has not been reinstated.

     20. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Notes), except only the certificates and the sign drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such sight drafts.

     21. This Letter of Credit may not be amended or modified in any way except as permitted by the Indenture.

     22. This Letter of Credit is executed and delivered on the date and year first above written.


                                             Very truly yours,

                                             SOUTHTRUST BANK,
                                             NATIONAL ASSOCIATION

                                             By: /s/ Michael J. Opalewski
                                                --------------------------------
                                             Michael J. Opalewski
                                             Executive Vice President

                                  APPENDIX A
                                      TO
                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                   IRREVOCABLE LETTER OF CREDIT NO. SB-1326

                           Certificate for A Drawing
                           -------------------------

     SouthTrust Bank, National Association, as trustee (the "Trustee"), hereby certifies to SouthTrust Bank, National Association (the "Creditor Obligor"), with reference to Irrevocable Letter of Credit No. SB-1326 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Obligor in favor of the Trustee, that:

     (1)  The Trustee is the trustee under the Indenture.

     (2) The Trustee is making a drawing under the Principal Portion of the Letter of Credit in the amount of $___________ to be used for the payment of unpaid principal on the Notes due upon maturity, redemption or acceleration. Such amount (a) is due and payable with respect to the principal of the Notes, or (b) will be due and payable on the date that the Credit Obligor is required to pay the draft (s) accompanying this certificate.

     (3) The aggregate amount of the sight draft(s) accompanying this certificate that is allocable to the payment of principal of the Notes does not exceed the amount available on the date hereof to be drawn under the Principal Portion of the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has caused this certificate to executed and delivered by its duly authorized officer on this ____ day of _____________,
_____.

                                           SOUTHTRUST BANK,
                                           NATIONAL ASSOCIATION
                                           As Trustee

                                           By:__________________________________
                                           Its Authorized Signatory

                                  APPENDIX B
                                      TO
                     SOUTHTRUST BANK, NATIONAL ASSOCIATION
                   IRREVOCABLE LETTER OF CREDIT NO. SB-1326

                           Certificate for B Drawing
                           -------------------------

     SouthTrust Bank, National Association, as trustee (the "Trustee"), hereby certifies to SouthTrust Bank, National Association (the "Credit Obligor"), with reference to Irrevocable Letter of Credit No. SB-1326 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Obligor in favor of the Trustee, that:

     (1)  The Trustee is the trustee under the Indenture.

     (2) The Trustee is making a drawing under the Interest Portion of the Letter of Credit in the amount of $__________ to be used for the payment of unpaid interest on the Notes. Such amount (a) is due and payable with respect to interest on the Notes, or (b) will be due and payable on the date that the Credit Obligor is required to pay the draft(s) accompanying this certificate.

     (3) The aggregate amount of the sign draft(s) accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this _____ day of ____________________, ________.

                                        SOUTHTRUST BANK,
                                        NATIONAL ASSOCIATION
                                        As Trustee

                                        By:__________________________________
                                        Its Authorized Signatory

                                  APPENDIX C
                                      TO
                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                   IRREVOCABLE LETTER OF CREDIT NO. SB-1326

                           Certificate for C Drawing
                           -------------------------

     SouthTrust Bank, National Association, as trustee (the "Trustee"), hereby certifies to SouthTrust Bank, National Association (the "Credit Obligor"), with respect to Irrevocable Letter of Credit No. SB-1326 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Obligor in favor of the Trustee, that:

     (1)  The Trustee is the trustee under the Indenture.

     (2) The Trustee is making a drawing under the Letter of Credit in the amount of $_______________ to be used to pay the purchase price of Tendered Notes. Of the aggregate amount drawn, $_____________ is drawn under the Interest Portion of the Letter of Credit to pay the interest portion of such purchase price and $_______________ is drawn under the Principal Portion of the Letter of Credit to pay the principal portion of such purchase price. The aggregate amount so drawn is due and payable with respect to the purchase price of Tendered Notes, or will be due and payable on the date that the Credit Obligor is required to pay the draft(s) accompanying this certificate.

     (3) The aggregate amount of the sight draft(s) accompanying this certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit; the amount designated above as drawn against the Interest Portion does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit; and the amount designated above as drawn against the Principal Portion does not exceed the amount available on the date hereof to be drawn under the Principal Portion of the Letter of Credit.

     (4) This C Drawing is being made to pay the purchase price of the following Tendered Notes:

          Certificate                            Principal
             Number                               Amount
                                                  ------
        (if applicable)
         -------------

         _____________                         ______________
         _____________                         ______________
         _____________                         ______________
         _____________                         ______________

         TOTAL                                 $_____________

          IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duly authorized officer on this _____ day of ________________ , _______.

                                   SOUTHTRUST BANK,
                                   NATIONAL ASSOCIATION
                                   As Trustee

                                   By:______________________________________
                                   Its Authorized Signatory

                                  APPENDIX D
                                      TO
                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                   IRREVOCABLE LETTER OF CREDIT NO. SB-1326


                             Reimbursement Notice
                             --------------------

     SouthTrust Bank, National Association (the "Credit Obligor") hereby certifies to SouthTrust Bank, National Association, as trustee (the "Trustee") under a Trust Indenture dated as of August 1, 1997 (the "Indenture") between the Trustee and La-Man Corporation, a Nevada corporation, with respect to irrevocable Letter of Credit No. SB-1326 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Obligor in favor of the Trustee, that:

     (1) The Credit Obligor has received reimbursement of amounts due to us because of a C Drawing with respect to the following Tendered Notes:

          Certificate                           Principal
             Number                              Amount
                                                 ------
        (if applicable)
         -------------


         _____________                         ______________
         _____________                         ______________
         _____________                         ______________
         _____________                         ______________

         TOTAL                                 $_____________


     (2) The Principal Portion shall be reinstated by $___________, which was the amount of the principal portion of the purchase price of the Tendered Notes referred to in paragraph (1) above.

     (3) The Interest Portion shall be reinstated by $ _________, which is the amount of the interest portion of the purchase price of the Tendered Notes referred to in paragraph (1) above.

     (4) The Tendered Notes referred to in paragraph (1) above are no longer " Pledged Notes" as defined in the Indenture.

     IN WITNESS WHEREOF, the Credit Obligor has caused this certificate to be executed and delivered by its duty authorized officer on this _____ day of _________________, ______.

                                  SOUTHTRUST BANK,
                                  NATIONAL ASSOCIATION
                                  As Credit Obligor

                                  By:_____________________________________
                                  Its Authorized Signatory

                                  APPENDIX E
                                      TO
                     SOUTHTRUST BANK, NATIONAL ASSOCIATION
                   IRREVOCABLE LETTER OF CREDIT NO. SB-1326

                         Certificate for Cancellation
                         ----------------------------

     SouthTrust Bank, National Association, as trustee (the "Trustee"), hereby certifies to SouthTrust Bank, National Association (the "Creditor Obligor"), with respect to Irrevocable Letter of Credit No. SB-1326 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit) issued by the Credit Obligor in favor of the Trustee, that:

     (1)  The Trustee is the trustee under the Indenture.

     (2) The Letter of Credit is hereby delivered to the Credit Obligor for cancellation because:

          (a) the Notes have been fully paid, or provision for payment in full of the Notes has been made, in accordance with the terms of Article VII of the Indenture; or

          (b) the terms and conditions of the Indenture for the acceptance by the Trustee of a Substitute Letter of Credit and the cancellation of the Letter of Credit have been satisfied.

     IN WITNESS WHEREOF, the Trustee has caused this certificate to be executed and delivered by its duty authorized officer on this _____ day of August, 1997.

                                         SOUTHTRUST BANK,
                                         NATIONAL ASSOCIATION
                                         As Trustee

                                         By:_________________________________
                                         Its Authorized Signatory

                                  APPENDIX F
                                      TO
                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                   IRREVOCABLE LETTER OF CREDIT NO. SB-1326

                                Transfer Letter
                                ---------------

SouthTrust, National Association
Birmingham, Alabama

Attn:________________________

Date:________________________

Gentlemen:

     With reference to your Irrevocable Letter of Credit No. SB-1326 (the "Letter of Credit"; capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Letter of Credit), we hereby transfer to ____________________ all right, title and interest of the undersigned in and to the Letter of Credit.

     We hereby certify that the transferee is the successor trustee under the Indenture.

     Please notify the transferee of this transfer.

     The Letter of Credit (including amendments to this date, if any) is returned herewith, and we request that you issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit, as required by the terms of the Letter of Credit. This transfer shall be void and of no effect if you fail to issue such a letter of credit to the transferee.

                                           Very truly yours,

                                           SOUTHTRUST BANK,
                                           NATIONAL ASSOCIATION
                                           As Trustee

                                           By:_______________________________
                                           Its Authorized Signatory